EXHIBIT 10.46

SUBSCRIPTION AGREEMENT

     This SUBSCRIPTION AGREEMENT (this “Agreement”) by and between Premier BPO Inc. (formerly known as En Pointe Global Services, Inc.), a Delaware corporation (the “Company”), with its principal place of business at The Crusman Building, Suite 300, 55 North First Street, Clarksville, TN 37040, and the party executing this Agreement on the signature page hereof (the “Investor”), with an address as set forth on the signature page hereof. Reference is made to the Company’s private placement (the “Reg. D Offering”) of up to Twelve Thousand (12,000) shares (the “Offered Shares”) of the Company’s Common Stock, par value $0.01 per shares (the “Common Stock”).

     In consideration for the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.	THE SUBSCRIPTION

     1.1 Subscription. Investor, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase from the Company the number of shares of Common Stock indicated on the signature page hereof (the “Shares”) at a purchase price of One Hundred Fifty Dollars ($150.00) per share, on the terms and conditions described herein. Investor is delivering to the Company at or prior to the “Closing” (as hereinafter defined), two copies of this Agreement, each of which has been fully completed (including Section 6 or 7, as appropriate) and signed by Investor and which, upon acceptance of this subscription in whole or in part by the Company, will be signed by the Company. One fully executed copy of this Agreement will be returned to the Investor.

     1.2 Purchase Price. Payment for the Shares shall be made by wire transfer at or prior to closing. The Company’s wire instructions are as follows:

Bank:
Routing Number:
Account Number:
Beneficiary:

     1.3 Acceptance or Rejection.

          (a) Investor understands and agrees that this Agreement is not binding upon the Company and the Company reserves the right to reject any subscription for Shares in whole or in part, in its sole discretion, at any time prior to acceptance, which shall be evidenced by the Company’s execution of this Agreement.

          (b) In the event this subscription is rejected (i) This Agreement shall thereafter have no force or effect, (ii) the Company shall return to Investor the subscription funds paid by

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Investor to the Company without interest thereon or deduction there from and (iii) Investor shall return to the Company any and all documentation received from the Company in connection with the Reg. D Offering.

     1.4. Closings. The closing of the purchase and sale of the Offered Shares (the “Closing”) shall take place at 10:00 am on or before March 25, 2005 at the Company’s principal place of business. The Company will provide Investor two (2) business days notice prior to Closing. At the Closing, subscription proceeds will be delivered to the Company and the Shares will be delivered to the Investor.

     1.5 Investor Suitability. Offers and sales of the Offered Shares will be made only to “accredited investors” within the meaning of Rule 501(a) of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as Amended (the “Securities Act”), who have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment therein and who will agree not to sell or offer to sell any of the Offered Shares for an indefinite period unless such Offered Shares are registered under the Securities Act and applicable state securities laws or exemptions from such registration requirements are available. The Company will rely on the representations and warranties of Investor contained herein in determining whether or not such Investor meets the suitability requirements.

2.	REPRESENTATION AND WARRANTIES OF INVESTOR

     Investor hereby represents and warrants to, and agrees as follows with the Company (and acknowledges that the Company will rely thereon), as follows:

          (a) Investor is acquiring the Shares for his/her or its own account as principal, not as a nominee or agent. Further, Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares. Investor is acquiring the Shares for investment purposes only, and not with a view to, or for the resale or distribution thereof in whole or in part.

          (b) Investor has full power and authority to enter into this Agreement and the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of Investor, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and subject to the availability of equitable remedies.

          (c) Investor acknowledges his, her or its understanding that the Reg. D Offering and sale of the Offered Shares are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and /or the provisions of Regulation D. In furtherance thereof, Investor represents and warrants to and agrees with the Company as follows:

     (i) Investor has the financial ability to bear the economic risk of an investment in the Shares, has adequate means for providing for his, her or its

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current needs and personal contingencies and has no need for liquidity with respect to his, her or its investment in the Shares;

     (ii) Investor has not relied upon a Purchaser Representative (as defined in Rule 501(h) promulgated under Regulation D) in connection with evaluating the purchase of the Shares; and

     (iii) Investor acknowledges that he, she or it has prior investment experience, including investment in non-listed and non-registered securities, or has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to Investor and all other prospective investors of the Offered Shares and to evaluate the merits and risks of such an investment on his, her or its behalf, and that Investor recognizes the highly speculative nature of this investment.

          (d) Investor:

     (i) has been furnished with and has read all documents which may have been made available upon request for a reasonable time prior to the date hereof and Investor has carefully evaluated the risks involved in purchasing the Shares;

     (ii) has been provided an opportunity prior to the date hereof to obtain additional information concerning the Reg. D Offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

     (iii) has been given the opportunity to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Reg. D Offering and other matters pertaining to this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of any information which was provided in order for Investor to evaluate the merits and risk of purchase of the Shares to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

Provided, however, that the foregoing does not limit or modify the representations and warranties of the Company contained in Section 3 of this Agreement or the right of the Investor to rely thereon.

          (e) Investor is not relying on the Company or its affiliates with respect to economic considerations involved in this investment.

          (f) Investor will not sell or otherwise transfer the Shares without registration under the Securities Act and applicable state securities laws or an exemption there from and fully understands and agrees that he, she or it must bear the economic risk of his, her or its purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or

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otherwise disposed of unless registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. In particular, Investor is aware that the Shares are “restricted securities”, as such term is defined in Rule 144 promulgated under the Securities Act and may not be sold pursuant to Rule 144 unless all of the conditions of such rule are met. Investor also understands that sales or transfers of the Shares are further restricted by state securities laws and by the provisions of this Agreement which must be executed by Investor as a condition precedent to receiving the Shares.

          (g) No representations or warranties have been made to Investor by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations and warranties of the Company contained herein, and in subscribing for the Shares Investor is not relying on any representation and warranty other than those contained herein.

          (h) Any information that Investor has heretofore furnished to the Company with respect to Investor’s financial position and business experience is correct and complete in all material respects as of the date of this Agreement and if there should be any material change or correction to such previously provided information prior to the Closing he, she or it will immediately furnish such revised or corrected information to the Company.

          (i) Investor understands and agrees that the Shares are restricted on transfer and certificates representing the Shares will bear a restrictive legend substantially as follows:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THOSE LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL SUCH APPLICABLE SECURITIES LAWS. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SHARES REPRESENTED BY THIS CERTIFICATE (I) ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDERS AGREEMENT BETWEEN THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME, AND COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY, AND (II) MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR

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DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THE STOCKHOLDERS AGREEMENT.

THE ISSUER IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND TO ISSUE SHARES IN MORE THAN ONE SERIES OF AT LEAST ONE CLASS. THE ISSUER WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

          (j) Investor, if an individual, is a resident at the address set forth on the signature page, and is at least 21 years of age, or if a partnership, corporation, trust or other entity formed for the specific purpose of investing in the Shares, the members, partners, shareholders, beneficiaries or other equity owners thereof are all citizens of the United States and each is at least 21 years of age. The address set forth on the signature page is Investor’s correct home address, or if Investor is other than an individual, Investor’s correct principal office address.

          (k) Investor recognizes that the purchase of the Shares involves a high degree of risk and that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Offered Shares; (ii) an investor may not be able to liquidate his, her or its investment; (iii) transferability of the Shares is restricted; and (iv) in the event of a disposition, Investor could sustain the loss of his, her or its entire investment.

          (l) If Investor is an organization: (i) Investor has not been organized for the purpose of subscribing for the Shares; (ii) Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it has been formed; (iii) Investor has the right and power under its organizational documents to execute, deliver and perform all of its obligations under this Agreement; (iv) this Agreement has been duly authorized by all necessary actions on the part of all persons (including Investor’s officers, directors, partners and trustees) and will not violate any agreement to which Investor is a party; (v) the individual executing and delivering this Agreement on behalf of Investor has the requisite right, power, capacity and authority to do so ; and (vi) this Agreement is enforceable against Investor in accordance with its terms subject to laws of general application relating to bankruptcy, insolvency and relief of debtors and subject to the availability of equitable remedies.

          (m) Investor has not retained any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement.

          (n) Investor shall promptly notify the Company in writing of any material change in any of the representations or warranties set forth in this Agreement prior to the acceptance of this Agreement by the Company.

          (o) The foregoing representation, warranties and agreements shall survive the Closing.

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     Investor has made the representations, warranties, covenants and agreements contained in this Agreement with the expectation that they will be relied upon by the Company in determining whether the Investor is suitable as a purchaser of the Shares, whether the Shares may be sold to Investor or any other subscriber for Offered Shares without first registering the Offered Shares under the Securities Act and all applicable state securities laws, whether the conditions to the acceptance of subscriptions for Offered Shares have been satisfied, and whether proper disclosure regarding the Reg. D Offering has been made and with respect to other matters. If more than one person is signing this Agreement, each representation, warranty, covenant and agreement shall be a joint and several representation, warranty, covenant and agreement of each such person.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to, and agrees as follows with Investor (and acknowledges that Investor will rely thereon), as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has full corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified and authorized to do business, and is in good standing as a foreign corporation, in each jurisdiction where the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business and operations of the Company.

          (b) The authorized capital stock of the Company, immediately prior to the Closing, will consist of One Hundred Thousand Shares of Common Stock, $0.01 par value, of which Thirty Nine Thousand Eight Hundred (39,800) shares are or will be issued and outstanding immediately prior to the Closing, and One Hundred Thousand shares of Series Preferred Stock, $0.01 par value, of which Twelve Thousand Three Hundred Forty Seven (12,347) shares of Series A Convertible Preferred Stock are or will be issued and outstanding as of the Closing. All issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in the Stockholders Agreement (as defined in Section 5 below) and options issued pursuant to the Company’s 2005 Incentive Stock Plan, there are no outstanding rights of first refusal, preemptive rights or other rights, options, warrants, conversion rights, or other agreements either directly or indirectly for the purchase or acquisition from the Company of any shares of its capital stock.

          (c) All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, and the performance of all the Company’s obligations hereunder and for the authorization, issuance, sale and delivery of the Offered Shares have been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and subject to the availability of equitable remedies.

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          (d) The sale of the Offered Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been waived and, when issued, sold and delivered in compliance with the provisions of this Agreement, the Offered Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Offered Shares may be subject to restrictions on transfer under (i) the Stockholders Agreement and (ii) state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

          (e) The Company has good and marketable title to its properties and assets, and good title to all its leasehold estates, in each case free of all mortgages, pledges, liens, loans, leases, encumbrances, or charges, other than (a) liens resulting from taxes which have not yet become delinquent, or (b) liens, encumbrances, or defects of title which do not, individually or in the aggregate, materially detract from the value of the property subject thereto or impair the Company’s ownership or use of such property or assets. With respect to property it leases, the Company is in material compliance with such leases.

          (f) The Company is not in violation or default of any term or provision of its Amended and Restated Certificate of Incorporation or Bylaws and is not in material violation or default of any mortgage, indenture, material agreement, instrument, judgment, decree or order to which it is a party or by which it is bound or, to its knowledge, any statute, rule or regulation applicable to the Company. The execution, delivery, and performance of and compliance with this Agreement, and the issuance and sale of the Offered Shares pursuant hereto, will not result in any violation of any term of the Amended and Restated Certificate of Incorporation or Bylaws of the Company, or any mortgage, indenture, material agreement, instrument, judgment, decree or order, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of the Company; and there is no term of the Amended and Restated Certificate of Incorporation or Bylaws of the Company or any mortgage, indenture, agreement, instrument, judgment, decree or order which materially adversely affects, or, so far as the Company may now reasonably foresee, in the future will materially adversely affect the business, prospects, conditions, affairs, or operations of the Company (financially or otherwise), or any of its properties or assets.

          (g) There are no actions, suits, proceedings, or investigations before any court, or administrative agency pending or, to the Company’s knowledge, currently threatened against or with respect to the Company (or any basis therefore known to the Company), which question the validity of this Agreement, or any action taken or to be taken in connection herewith or therewith, or which, either individually or in the aggregate, might result in a material adverse change in the business, prospects, conditions, affairs, or operations of the Company (financially or otherwise), or in any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company, or is the Company aware that there is a basis for any of the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefore known to the Company) involving the prior employment of any of the Company’s employees or former employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The

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Company is not a party or subject to, and none of its assets are bound by, the provisions of any order, writ, injunction, judgment, or decree of any court or governmental agency or instrumentality. There is no action, suit, proceeding, or investigation by the Company currently pending or that the Company intends to initiate.

          (h) The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due. The Company has not elected to be treated as a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company’s federal income tax returns and none of its state income or franchise tax or sales or use tax returns have ever been audited by governmental authorities. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected there from, and has paid the same to the proper tax authorities or authorized depositaries.

          (i) All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement and the offer, sale or issuance of the Offered Shares, or the consummation of any other transaction contemplated hereby have been obtained, or will be effective at the Closing, except for notices required or permitted to be filed with certain state and federal securities commissions after the Closing, which notices will be filed on a timely basis.

          (j) Assuming the accuracy of the representations and warranties of both the Investor contained in this Agreement and of other purchasers of the Offered Shares, the offer, issue, and sale of the Offered Shares are and will be exempt from the registration and prospectus delivery requirements of the Securities Act and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

          (k) The Company has all operating authority, licenses, franchises, permits, certificates, consents, rights and privileges (collectively “Licenses”) as are necessary or appropriate to the operation of its business as now conducted and as proposed to be conducted, except for such Licenses, the absence of which would not have a material adverse effect on the Company. Such Licenses are in full force and effect, no violations have been or are expected to have been recorded in respect of any such Licenses, and no proceeding is pending or, to the knowledge of the Company, threatened that could result in the revocation or limitation of any of such Licenses. The Company has conducted its business so as to comply in all material respects with all such Licenses.

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          (l) The Company has sufficient right, title and interest in and to all proprietary rights necessary for its business as now conducted, without any known conflict or infringement of the rights of others. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, or other proprietary rights of any other person or entity, nor does the Company have reason to believe that it has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, or other proprietary rights of any person or entity.

          (m) The Company has not retained any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement.

4.	INDEMNIFICATION

          (a) Investor hereby agrees to indemnify the Company and its affiliates, directors, officers, controlling persons, employees, counsel, accountants and representatives from and against any and all losses, damages, claims, liabilities, costs and expenses (including, but not limited to, reasonable attorneys’ fees and expenses and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threaten or any claim whatsoever) arising out of or based upon any breach of any representation, warranty, covenant or agreement made by Investor herein or in any other document furnished by Investor to any of the foregoing in connection with the transactions contemplated hereby.

          (b) The Company hereby agrees to indemnify Investor and its affiliates, directors, officers, controlling persons, employees, counsel, accountants and representatives from and against any and all losses, damages, claims, liabilities, costs and expenses (including, but not limited to, reasonable attorneys’ fees and expenses and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threaten or any claim whatsoever) arising out of or based upon any breach of any representation, warranty, covenant or agreement made by the Company herein or any other document furnished by the Company to any of the foregoing in connection with the transactions contemplated hereby.

5.	STOCKHOLDERS AGREEMENT

     Upon receipt of any Shares, Investor acknowledges and agrees that he, she or it shall immediately be deemed a party to that certain Stockholders Agreement, dated as of October 15, 2003, by and among the Company and the other parties thereto, as such agreement may be hereafter amended (the “Stockholders Agreement”). Investor will, promptly upon request by the Company, execute and deliver a Joinder Agreement in the form attached hereto as Annex A acknowledging that such Investor is a party to the Stockholders Agreement with the rights and obligations appurtenant thereto, and such other documents and instruments as are reasonably requested by the Company and its counsel to ensure compliance with applicable law and regulation and to otherwise effect the purposes of the Stockholders Agreement.

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6.	INVESTMENT SUITABILITY (INDIVIDUALS)

     Attention: This Section 6 should be completed only by individuals.

     Investor represents and warrants that he or she meets the suitability standard(s) checked below with respect to his or her qualification as an “accredited investor”. PLEASE CHECK BELOW WHICH SUITABILITY STANDARD(S) ARE MET.

___(a)	Investor’s net worth or joint net worth with Investor’s spouse at the time of his or her purchase exceeds $1,000,000.

___(b)	Investor has had income in excess of $200,000 in each of the two most recent years or joint income with Investor’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same level of income in the current year.

___(c)	Investor is a director or executive officer of the Company.

7.	INVESTMENT SUITABILITY (ENTITIES)

     Attention: This Section 7 should only be completed by entities.

Investor represents and warrants that it meets the suitability standard(s) checked below with respect to its qualification as an “accredited investor”. PLEASE CHECK BELOW WHICH SUITABILITY STANDARD(S) ARE MET.

___(a)	Investor is a corporation or partnership, an organization described in Section 501(c)(3) of the U.S. Internal Revenue Code (pertaining to non-profit organizations) or Massachusetts or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

___(b)	Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person within the meaning of Rule 506(b)(2)(ii) promulgated under the Securities Act.

___(c)	Investor is an entity in which all the equity owners qualify as “accredited investors” under Section 6 of this Agreement or the other provisions of this Section 7.

___(d)	Investor is: (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) the Security Act, whether acting in its individual or fiduciary capacity; (ii) a broker or dealer registered pursuant to Section 15 of the Security and Exchange Act of 1934, as amended; (iii) an insurance company as defined in Section 2(13) of the Securities Act; (iv) an investment company registered under the Investment Company Act of 1940 or any business development company as defined in

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Section 2(a)(48) of the Securities Act; (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefits of its employees, if such plan has total assets in excess of $5,000,000; or (vii) an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons that are accredited investors.

___(e)	Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

8.	MISCELLANEOUS

     8.1 Notices. Any notice, demand or other communication given hereunder shall be deemed sufficient if in writing and (a) sent by registered or certified mail, postage pre-paid, return receipt requested, addressed to the Company, at its address set forth above or such other address as Investor shall have received written notice by the Company and to Investor at his, her or its address indicated on the signature page of this Agreement or such other address as the Company shall have received written notice by Investor or (b) delivered personally to such address. Notices, if mailed, shall be deemed given on the earlier of actual receipt, refusal to accept delivery or three (3) business days after mailing, except notices of change of address, which shall be deemed to have been given when received, and if delivered by hand, shall be deemed to have been given upon delivery.

     8.2 Governing Law. Notwithstanding the place where this Agreement may be executed by the parties hereto, the parties expressly agree that all of the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to its conflict of law, rules and principles.

     8.3 Counterparts. This Agreement may be executed in counterparts. Upon execution and delivery of this Agreement by Investor, this Agreement shall become a binding obligation of Investor with respect to the purchase of the Shares as herein provided and shall become binding on Investor and the Company in all respects upon execution and delivery by the Company.

     8.4 Severability. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

     8.5 Waiver. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

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     8.6 Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and to take such other and further actions as may be necessary or appropriate to carry out the purpose and intent of this Agreement.

     8.7 Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

     8.8 Third Party Beneficiary. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or given to any person, partnership, corporation, trust or other entity other than the parties hereto and their affiliates, successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

     8.9 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If Investor is more than one person, the obligation of Investor shall be joint and several and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors and legal representatives

     8.10 Entire Agreement. This instrument contains the entire agreement, and supersedes any prior communications, understanding or agreements, of the parties with respect to the subject matter hereof.

     8.11 Assignability. This Agreement is not transferable or assignable by Investor.

     8.12 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by either the Company or the Investor and the closing of the transactions contemplated hereby, and shall in no way be affected by any investigation made by or on behalf of Investor or the Company. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Investor or the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Investor or the Company as applicable hereunder as of the date of such certificate or instrument.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

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SIGNATURE PAGE – INDIVIDUALS ONLY
(ORGANIZATIONS MUST USE PAGE 14)

Name(s) of Investor(s) (Please Print)

Signature of Investor

Signature of Joint Investor (if any)

Number Of Shares subscribed for:

Aggregate Purchase Price:	$

Date:

Home Address(es) (Include Street, City, State and Zip Code):

Home Telephone Number(s)(Include Are Code):

Business Telephone Number(s) (Include Are Code);

Facsimile Number(s) (Include Are Code):

Social Security Number(s):

Send Correspondence to (Check one):                              Home(s)                    Other Address(es)

If the shares are to be held in an individual or other retirement account of Investor, please provide the following information:

Account Name:

Name of Trustee:

Trustee’s Address:

Name of Authorized Representative of Trustee Who May Be Contacted:

Trustee’s Telephone Number (Include Area Code):

NOTE: All Subscribers must complete Section 6 or 7, as appropriate

ACCEPTED:	PREMIER BPO, INC.
By:

Name:

Title:

Date:

CONFIDENTIAL

March 2005

SIGNATURE PAGE – ORGANIZATIONS ONLY
(INDIVIDUALS MUST USE PAGE 13)

En Pointe Technologies, Inc.

Name(s) of Investor(s) (Please Print)

/s/ Javed Latif (CFO)

Signature of Authorized Representative of Investor

Number Of Shares subscribed for:	1,666

Aggregate Purchase Price:	$249,900

Date:	March 18, 2005
Type of Organization (e.g. Corporation, Trust, Limited Liability Company, General Partnership, Other):

Corporation

Date of Formation:	January 1993
Country and State of Formation:	Delaware
Federal Tax ID Number:	75-2467002
Type of Business:	IT products and services

Address of Principle Office (Include Street, City, State and Zip Code):

100 North Sepulveda Boulevard, 19th Floor

El Segundo, California 90245

Business Telephone Number(s) (Include Area Code);	(310) 725-5200
Facsimile Number(s) (Include Area Code):	(310) 725-1192

List any Other Person(s) Who Should Receive Copies of Correspondence Sent to the Organization (if any):

Name:	Marc G. Alcser, Esq.

Address:	c/o Stradling Yocca Carlson & Rauth
660 Newport Center Drive, Suite 1600
Newport Beach, California 92660

NOTE: All Subscribers must complete Section 6 or 7, as appropriate

ACCEPTED:	PREMIER BPO, INC.
	By:	/s/ Mark Briggs

	Name:	Mark Briggs
	Title:	Chairman & CEO
	Date:	March 18, 2005

CONFIDENTIAL

March 2005

ANNEX A

JOINDER AGREEMENT

March 18, 2005

     Reference is made to that certain Stockholders Agreement dated as of October 15, 2003, a copy of which is attached hereto (as amended and in effect from time to time, the “Stockholders Agreement”), among En Pointe Global Services, Inc., a Delaware corporation (the “Corporation”) and the securityholders thereof.

     The undersigned, in order to become the owner or holder of the shares of common stock, $.01 par value per share (the “Common Stock”) of the Corporation, by virtue of the issuance and/or the transfer by the Corporation of the shares of Common Stock to the undersigned, hereby agrees that by the execution hereof, the undersigned is a party to the Stockholders Agreement subject to all of the rights, restrictions, conditions and obligations applicable to the Stockholders (as such term is defined in the Stockholders Agreement) as set forth in the Stockholders Agreement. This Joinder Agreement shall take effect and shall become a part of the Stockholders Agreement as of the date first written above (or, if earlier, the effective date of the relevant issuance or transfer of the shares of Common Stock to the undersigned).

By:
/s/ Javed Latif

CONFIDENTIAL

March 2005